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                              ARTHUR ANDERSEN LLP



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-41213 for Hartford Life Insurance Company Separate Account Two on Form N-4.

                                                      /s/ Arthur Andersen LLP



Hartford, Connecticut
April 13, 1998